EXHIBIT 99.2


                            STOCK PURCHASE AGREEMENT



                                   Dated as of

                                November 6, 2002




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                            STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT, dated as of November 6, 2002 (this "Agreement") by and among the persons identified on Schedule I to this Agreement as the buyers (each a "Purchaser" and collectively, the "Purchaser Group"), the persons identified on Schedule I to this Agreement as the sellers (each a "Seller" and collectively, the "Sellers") and Surf Group Inc., a New York corporation (the "Company").

                              W I T N E S S E T H :

     WHEREAS, the Sellers are the owners in the aggregate of 4,760,250 shares (the "Shares") out of a total of 4,960,250 issued and outstanding shares of the voting common stock, $.001 par value, of the Company; and

     WHEREAS, the Purchaser Group desires to purchase from the Sellers, the number of Shares set forth in Schedule 1 hereto opposite each of the Seller's names and the Sellers desire to sell their respective Shares to the Purchaser Group upon the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

1.   Definitions; Construction.

     1.1 Certain Defined Terms. As used in this Agreement, each capitalized term not otherwise defined herein shall have the meaning ascribed to such term in Exhibit A.

     1.2 Construction.

          (a) As used in this Agreement or any Related Document, (i) the singular includes the plural and the plural includes the singular; (ii) "or" is not exclusive; (iii) a reference to any Person includes its, his or her permitted successors and permitted assigns; (iv) accounting terms have the meanings assigned to them by generally accepted accounting principles, as applied by the accounting entity to which they refer; (v) the words "include," "includes" and "including" are not limiting; (vi) the phrases "arising out of" or "arises out of" mean arising out of, in connection with or otherwise relating to (notwithstanding that in some cases all of such words may be used and in most cases they are not); (vii) a reference to a Section, Exhibit or Schedule is to the Section, Exhibit or Schedule of such Document unless otherwise indicated;
(viii) references to any Document (1) shall include all exhibits, schedules and other attachments thereto, (2) shall include all Documents issued or executed in replacement thereof, and (3) shall mean such Document or replacement or predecessor thereto, as amended, modified or supplemented from time to time and in effect at any given time; (ix) the words "hereof," "herein" and "hereunder" and words of similar import when used in any Document shall refer to such Document as a whole and not to any particular provision of such Document; and
(x) all pronouns shall be deemed to include all other genders and gender neutral terms (i.e., he, she and it).

          (b) This Agreement is a result of negotiations among, and has been reviewed by the Sellers, the Purchasers, and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against the Sellers or the Purchasers.

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2.   Purchase and Sale of the Shares; Purchase Price; Closing; Liabilities.

     2.1 Purchase and Sale of the Shares. Subject to the terms and conditions of this Agreement and on the basis of the representations, warranties and covenants contained herein, effective at the Closing, each of the Sellers shall sell, transfer, convey, assign, set over and deliver to the Purchaser Group, and the Purchaser Group shall purchase, acquire and accept from each of the Sellers, the number of Shares set forth opposite their respective names on Schedule 1 hereto free and clear of all Encumbrances.

     2.2 Purchase Price.

          (a) Purchase Price. The purchase price for the Shares shall be $250,000 for all Shares (the "Purchase Price") allocated among each Seller's Shares as set forth in Schedule I hereto.

          (b) Payment. Purchasers have already deposited in escrow with Sellers' attorney, the sum of $25,000 toward the purchase price. On the Closing Date, Purchasers shall wire transfer pursuant to instructions previously delivered to Purchasers, the remaining balance of $225,000 for a total of $250,000 to Seller's attorney's escrow account in payment for the Shares.

     2.3 Closing.

          (a) The closing of the purchase and sale of the Shares (the "Closing") shall take place on the date hereof at the offices of the Purchaser Group's counsel in Newark, New Jersey or at such other place as the parties may designate if each of the conditions specified in Section 8 (other than those conditions requiring the execution or delivery of a Document or the taking of some action at the Closing) have been fulfilled (or waived by the party entitled to waive that condition). The date on which the Closing is held is referred to in this Agreement as the "Closing Date".

          (b) At the Closing, subject to the terms and conditions of this Agreement, the Sellers and the Company, as the case may be, shall execute and/or deliver to the Purchaser Group (i) the resignations of each officer and each member of the Board of Directors of the Company, substantially in the form of Exhibit B attached hereto, (ii) certificates representing all the Shares, duly endorsed or accompanied by a duly executed stock power assigning the Shares to the Purchaser Group or its assignee and otherwise in good form for transfer, such documents being sufficient to vest good title to the Shares in the Purchaser Group or its permitted assignee or assignees, free and clear of any Encumbrances, (iii) a certificate and release of each Seller substantially in the form of Exhibit C attached hereto, (the "Seller's Certificate"), (iv) an opinion, dated the Closing Date, substantially in the form of Exhibit D attached hereto, from and executed by counsel to the Sellers, (v) a certificate of good standing (or similar certificate), dated a date not more than thirty (30) days prior to the Closing Date, from the Secretary of State (or similar governmental authority) of the State of New York and each other jurisdiction in which the nature of the Company's business or the assets or properties owned or leased by it requires qualification, (vi) all other Documents that are required expressly pursuant to this Agreement to be delivered by the Sellers to Purchaser Group at the Closing, and (vii) such other Documents of assignment and transfer as shall be reasonably required by Purchasers.

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          (c) At the Closing, Sellers shall deliver or cause to be delivered the share certificates as provided in Paragraph 2.3(b)(ii) above, and Sellers' attorney shall be authorized to deliver the funds to Sellers.

3. Representations and Warranties of each of the Sellers. Each of the Sellers, jointly and severally, represent and warrant to the Purchasers that:

     3.1 Authorization. Such Seller is fully authorized and empowered without restriction to execute and deliver this Agreement and to perform each Seller's covenants and agreements hereunder. When executed and delivered by such Seller, this Agreement shall constitute the valid and legally binding obligation of such Seller enforceable against such Seller in accordance with its terms, except as may be limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors' rights and by limitation on the availability of equitable remedies.

     3.2 Disclosure. In connection with the execution and delivery of this Agreement by the Sellers, the consummation of the transactions contemplated herein, and the sale of the Shares by the Sellers to the Purchaser, neither the Sellers, nor any of them, are or will be in violation of the provisions of Rule 10b-5 promulgated by the Securities and Exchange Commission. The representations and disclosures of the Sellers do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading in connection with the purchase and sale of the Shares hereunder.

     3.3 Conflicts. Neither the execution and delivery of this Agreement by the Sellers, nor the consummation of the transactions contemplated herein, will violate any law, rule, regulation, writ, judgment, injunction, decree, determination, award or other order of any court, government or governmental agency or instrumentality, domestic or foreign, binding upon the Sellers, or conflict with or result in any breach or termination of any of the terms of or the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature pursuant to the terms of any contract or agreement to which such Seller is a party or by which such Seller or any of his properties or assets is bound.

     3.4 Stock Ownership. Such Seller owns such Seller's Shares free and clear of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature, and has the right to sell and transfer such Seller's Shares to the Purchaser Group hereunder. The transfer of such Shares to the Purchaser Group hereunder will pass good and marketable title to the Shares to the Purchaser Group, free and clear of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature, including, but not limited to, any agreement concerning the Shares among the current or prior Shareholders of the Company.

4. Representations and Warranties of the Company and Jeffrey Esposito. The Company and its President, Jeffrey Esposito, hereby represent, warrant and covenant that, except as any section may specifically be qualified by reference to the corresponding section of the Disclosure Schedule:

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     4.1 Organization, Standing and Authority. The Company is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company has the full corporate power and authority to execute, deliver and perform this Agreement and each Related Document to which it is a party. The Company is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the properties owned or leased by it requires qualification. The Company has no subsidiaries or any equity investment in any other Person.

     4.2 Capitalization. The authorized capital stock of the Company consists solely of 100,000,000 shares of common stock, $.001 par value per share (the "Common Stock"), of which 4,960,250 shares are issued and outstanding. Each Seller is the true and lawful owner of record and beneficially of the Common Stock as set forth on Schedule I and all of the Shares owned by the Sellers are duly authorized and have been validly issued and are fully-paid and non-assessable and all of the other outstanding shares of common stock of the Company are duly authorized and have been validly issued and are fully paid and non-assessable. The Company does not hold any shares of common stock as treasury shares. There are no subscriptions, warrants, options, calls, commitments by or agreement to which the Company is bound relating to the issuance or purchase of any shares of Common Stock.

     4.3 Contractual Consents of Third Parties. Subject to or except for violations, conflicts, breaches, terminations, accelerations and defaults specified in the succeeding clauses (ii) through (iv) that individually or in the aggregate do not have and will not have a Material Adverse Effect, the execution, delivery and performance of this Agreement and each Related Document and the consummation of the transactions contemplated hereby and thereby by the Sellers will not (i) violate or conflict with the articles of incorporation or by-laws (or similar constituent documents) of the Company, (ii) conflict with, or result in the breach of, or termination of, or constitute a default under (whether with notice or lapse of time or both), or accelerate or permit the acceleration of the performance required by, any Contract, order, judgment or decree, to which any of the Sellers is a party or by which any of their properties are bound or subject, (iii) constitute a violation of any law applicable to the Sellers or (iv) result in the creation of any Encumbrance upon the Shares, assets or properties of the Sellers.

     4.4 Accuracy of Information. Except as set forth in the Disclosure Schedule, no prospectus, statement or report filed with the Securities and Exchange Commission contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

     4.5 Financial Statements. (a) The Financial Statements of the Company contained in the Company's Form 10SB for the period from November 30, 2000 (inception) to October 31, 2001 (the "Year-End Financial Statements") are true, complete and correct and have been prepared in conformity with generally accepted accounting principles consistently applied throughout the period to which such financial statements relate. The Year-End Financial Statements fully and fairly present, in conformity with such principles as so utilized, the financial position and results of operations of the Company and the changes in its financial position at the dates shown and for the periods specified therein;

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the balance sheets constituting a part of the Year-End Financial Statements fully and fairly present all liabilities of the company of all types normally reflected in balance sheets as and at the dates thereof and all adjustments necessary to present fully and fairly the financial position and results of operations of the Company and the changes in their financial position for such periods have been included in the Year-End Financial Statements.

          (b) The Financial Statements of the Company contained in the Company's Quarterly Reports on Form 10-QSB for the quarters ended, respectively, January 31, 2002, April 30, 2002 and July 31, 2002 (the "Interim Financial Statements") are true, complete and correct and fully and fairly present the financial position and the results of operations of the Company and the changes in the financial position at the dates shown and for the periods specified. The balance sheets constituting a part of the Interim Financial Statements fully and fairly present all liabilities of the Company of the types normally reflected in balance sheets as and at the dates thereof; and all adjustments necessary to present fully and fairly the financial position and results of operations of the Company and the changes in its financial position for such period have been included in the Interim Financial Statements. Except as set forth in Section 5.3(b) of the Disclosure Schedule, the Company has no liabilities, whether accrued, absolute or contingent, or otherwise, whether due or to become due and whether the amount thereof is readily ascertainable or not, and no unrealized or unanticipated losses from any unfavorable commitments or sales of products.

          (c) The Company (i) makes and keeps books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of their respective assets and (ii) maintain a system of assurances that (1) transactions are executed in accordance with management's general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     4.6 Absence of Material Adverse Change; Distributions. Since November 1, 2001, the Company has operated in the ordinary course. Except as specifically may be described in this Section 5 or in Section 5.4 of the Disclosure Schedule, since July 31, 2002, there has not been as to the Company: (a) any change in the business, operations, results of operations, assets or condition (financial or otherwise) of the Company that has had or might be reasonably expected to have a Material Adverse Effect; (b) any damage, destruction or loss that has had, whether or not covered by insurance, a Material Adverse Effect; (c) any Encumbrance created or assumed by the Company on its assets or properties; (d) any grant of any severance or termination pay or any other increase in compensation or benefits payable by the Company to any of its officers or, except for increases in the ordinary course of business, to its other employees; or (e) any distributions, bonus payment, compensation payment, or any other payment, benefit or reimbursement made to any Seller or any of his Affiliates except expense reimbursements to the Sellers for expenses incurred in the ordinary course of the Business consistent with fiscal year ended October 31, 2001, past practice and consistent with the expense reimbursement policy of the Company for all employees generally, provided that any distribution, bonus payment, compensation payment, or any other payment, benefit or reimbursement described in the immediately preceding clause must be set forth on Section 5.4 of the Disclosure Schedule.

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     4.7 No Litigation; Compliance with Laws; Permits. There is no outstanding claim or other Proceeding threatened or pending by or against the Sellers, or threatened or pending by or against the Company (including at law or in equity or before or by any governmental authority or arbitrator). There is no basis for any such claim or other Proceeding. The Company has been and is in compliance in all material respects with all applicable federal, state and local laws, regulations, rules and ordinances. The Company has all Permits necessary for the conduct and operation of its businesses as currently conducted, including owning and using the assets and properties of the Company in the manner the Company currently owns and uses the same. The Company has been and is in material compliance with the terms and conditions of all Permits. Without limiting the generality of the foregoing, the Company has obtained and is in compliance with, in each case in all material respects, all Permits that are required pursuant to environmental, health, or safety laws for the occupation of its facilities used or held for use by the Company and the operation of its business. No Permit or no notice to any governmental authority is required on the part of the Sellers in connection with the execution, delivery and performance of this Agreement or any Relevant Document.

     4.8 No Undisclosed Liabilities. Except as disclosed on Section 4.8 of the Disclosure Schedule, there are no Liabilities of the Company, and there is no existing condition which might reasonably be expected to result in any such Liability, other than Liabilities reflected or reserved against in the current balance sheet.

     4.9 Taxes. The Company has filed or will file on a timely basis all tax returns, reports and declarations in connection with any foreign, federal, state or local Taxes required to be filed (all of which have been and will be materially correct), and the Company has paid or will pay all Taxes due and payable in accordance with such tax returns, reports and declarations or otherwise required to be paid. All such returns, reports and declarations were, and all such returns, reports and declarations to be filed through the Closing Date will be, correct and complete in all respects. No agreements, waivers or other arrangements exist providing for the extension of time with respect to payment by, or assessment against, the Company of any Tax for which the Company may be directly or indirectly liable. There are no Encumbrances on any of the assets or properties of the Company or the Shares that arose in connection with any failure (or alleged failure) to pay any Tax. The Company has withheld and paid or collected and remitted all Taxes required to have been withheld and paid in connection with amounts paid or owing to any third party, including any employee, independent contractor, supplier, vendor, creditor or stockholder.

     4.10 Tangible Personal Property. All of the Tangible Personal Property reflected in the current balance sheet is in existence (except for dispositions made in the ordinary course of business since the date of the current balance sheet). The Company has good and marketable title to all of its assets and properties, free and clear of all Encumbrances.

     4.11 Employees. The Company is not a party to, does not maintain or make any contribution to, and has not incurred and does not expect to incur any material expense with respect to compensation (current or future) or other benefits for any one or more Employees, including pursuant to any Employee Benefit Plan or any other contractual arrangement.

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     4.12 Affiliated Transactions. The Company has directly and indirectly conducted or otherwise operated its business only through assets and properties owned or leased by it. No asset or property of any kind or nature not owned or leased by the Company is used in or necessary to the business of the Company as presently conducted or contemplated to be conducted by the Company, including the software or other media in which or on which any information, knowledge, data or records relating thereto exists.

5. Representations and Warranties of the Purchasers. Each of the Purchasers jointly and severally represent and warrant to the Sellers:

     5.1 Authorization of Agreement. Such Purchaser is fully authorized and empowered without restriction to execute and deliver this Agreement and to perform such Purchaser's covenants and agreements hereunder. When executed and delivered by such Purchaser, this Agreement constitutes the valid and binding obligation of such Purchaser enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

6.   Other Agreements of the Parties.

     6.1 Conduct of the Business Pending the Closing. From the Agreement Date through the Closing Date, the Company shall conduct its business (and the Sellers shall cause the Company to conduct its business) in the ordinary course of business. Without limiting the generality of the preceding sentence, the Company shall not (and the Sellers shall not permit the Company to) directly or indirectly, without the prior written consent of the Purchaser Group: (a) incur any Liability, other than current Liabilities incurred in the ordinary and usual course of business and in amounts and of a type reasonably consistent with the Company's prior experience, or pay any Liability other than such current Liabilities and current maturities of existing long-term debt to non-Affiliated Lenders; (b) assume, guarantee, endorse (except for checks endorsed in the ordinary course business) or otherwise become responsible for the Liabilities of, or make any loans or advances to, any Person; (c) issue, grant, sell or otherwise dispose of any security of the Company, including any option, warrant or common stock or any other equity or debt security; (d) declare, set aside or pay any dividend (whether in cash, capital stock or property) with respect to its capital stock, or otherwise declare or make any distribution on (including to directly or indirectly redeem, purchase or otherwise acquire) any shares of capital stock; (e) create or permit any Encumbrance on any asset or property of the Company or the Shares; (f) except in the ordinary course of business reasonably consistent with past practice, sell, lease, transfer or dispose of any asset or property of the Company, waive or release any rights of value, or cancel, compromise, release or assign any indebtedness owed to it or any claims held by it; (g) make any investment of a capital nature either by purchase of stock or other securities, contributions to capital, asset transfers or otherwise, or by the purchase of any assets of any Person, or authorize the creation or issuance of or issue or sell any securities or give any Person any right to acquire from it any securities; (h) enter into or terminate any

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Material Contract, or make any change in any Material Contract; (i) pay or agree to pay any increase in Employee compensation, commission rate, any bonus or pension or retirement allowance not required by any existing plan or Contract to any employees, or commit itself to or enter into any employment agreement or any incentive compensation, deferred compensation, profit sharing, stock option, stock purchase, savings, consultant, retirement, pension or other "fringe benefit" plan or arrangement with or for the benefit of any officer, employee or other Person or enter into any arrangement with or make any payment to any Affiliate other than payments of salary in the ordinary course in amounts consistent with prior practice; (j) permit any insurance policy naming it as beneficiary or a loss payee to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination or cancellation replacement policies providing substantially the same coverage are in full force and effect and issued by insurers who have a rating by A.M. Best similar to such existing insurer; (k) amend its articles of incorporation or by-laws in a manner which would have a materially adverse effect on the Purchasers; (l) enter into any Contract to do any of the things described in clauses (a) through (k) or (m) enter into in any Contract or other transaction which would knowingly make the representations and warranties contained in Section 4 incorrect as of the Closing Date.

     6.2 Other Actions. Each of the parties shall use its reasonable best efforts to cause the fulfillment of all of the conditions to their respective obligations to consummate the sale of the Shares at the earliest practicable date. The Sellers shall execute and/or deliver and take such other actions as shall be reasonably requested by the Purchaser Group; provided, that no such action shall alter the terms of this Agreement.

     6.3 Expenses. Each of the Purchasers shall bear its own expenses in connection with its obligations hereunder and otherwise in connection with this Agreement and the Related Documents. The Sellers shall bear their own expenses and the expenses of the Company in connection with their and its obligations hereunder and otherwise in connection with this Agreement and the Related Documents.

     6.4 Publicity. Except as may be required by applicable law (a) the Purchaser Group and the Sellers shall consult with each other before issuing any press release concerning the transactions contemplated by this Agreement, and
(b) if any party is required by law to issue a press release prior to such consultation, they shall obtain the prior consent of the other Parties hereto prior to issuing it, which consent shall not be unreasonably, withheld, delayed or conditioned.

     6.5 Transfer Taxes. Any Transfer Taxes payable as a result of the sale or purchase of the Shares shall be paid by the Sellers.

     6.6 Sale of Existing Business and Liabilities. The Purchaser Group agrees to sell the existing business of the Company along with the existing Liabilities of the Company to a company to be formed by Jeffrey Esposito at the time of or shortly after the consummation of an anticipated merger between a subsidiary of the Company and tds (Telemedicine) Inc.

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7.   Conditions of Closing.

     7.1 Conditions Precedent to the Obligations of all the Parties.

          (a) The purchase of the Shares by the Purchaser Group and sale of the Shares by the Sellers is subject to the condition that no provision of any applicable law shall prohibit, and there shall not be in effect any injunction or restraining order issued by a court of competent jurisdiction in any Proceeding against the consummation of the sale and purchase of the Shares pursuant to this Agreement.

          (b) The Company shall have filed Schedule 14f-1 with the Securities and Exchange Commission at least 10 days prior to the Closing.

     7.2 Conditions Precedent to Obligations of the Purchasers. Consummation of the purchase of the Shares by the Purchasers is also subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Sellers contained herein (including the Disclosure Schedule) shall be true and correct at and as of the Agreement Date and shall be true and correct in all material respects at and as of the Closing Date as if made on the Agreement Date (provided that the representations and warranties that are qualified as to materiality shall be true and correct in all respects at and as of the Closing Date).

          (b) Covenants. The Sellers shall have performed or complied in all material respects with all obligations, agreements and covenants required to be performed by it hereunder prior to or on the Closing Date; it being understood however that the Sellers shall have performed and complied in all respects with those obligations, agreements and covenants required to be performed by them.

          (c) No Material Adverse Change. There shall not have occurred since the Agreement Date, any material adverse change in the business, operations, results of operations, condition, financial or otherwise, or prospects of the Company or its assets and properties.

          (d) Option Agreement. Certain of the stockholders of the Company who are parties to the Option Agreement shall have executed and delivered to the Purchaser Group the Option Agreement in the form attached hereto as Exhibit E.

          (e) Lock-Up Agreement. Certain of the stockholders of the Company who are parties to the Lock-up Agreement shall have executed and delivered to the Purchaser Group the Lock-Up Agreement in the form attached hereto as Exhibit F.

          (f) New York Anti-Takeover Statute. Pursuant to Section 912 of the New York Business Corporation Law, the Board of Directors of the Company shall have approved this Agreement and the transactions thereunder and a copy of the resolutions or minutes evidencing such shall have been supplied to the Purchaser Group.

          (g) Opinion of Counsel. Steven Siskind, Esq., counsel to the Sellers, shall have delivered an opinion, dated the Closing Date, substantially in the form of Exhibit D attached hereto.

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          (h) Good Standing Certificate.A certificate of good standing (or similar certificate) dated a date not more than thirty (30) days prior to the Closing Date from the Secretary of State of the State of New York shall have been delivered to the Purchaser Group.

     7.3 Conditions Precedent to Obligations of the Sellers. Consummation of the sale of the Shares by the Sellers is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

          (a) Representations and Warranties. The representations and warranties of the Purchasers contained herein and in any Related Document shall be true and correct as of the date hereof and shall be true and correct in all material respects as of the Closing Date (provided that the representations and warranties that are qualified as to materiality shall be true and correct in all respects as of the Closing Date.

          (b) Covenants. The Purchasers shall have performed or complied in all material respects with all obligations, agreements and covenants required to be performed by it hereunder prior to or on the Closing Date it being understood however that the Purchasers shall have performed and complied in all respects with those obligations, agreements and covenants required to be performed by it.

8.   Indemnification.

     8.1 Indemnification by Sellers. Subject to the provisions of this Section 8, Jeffrey Esposito hereby agrees to indemnify, defend and hold harmless each Purchaser Indemnified Party from and against any and all Losses incurred, suffered or threatened arising out of (a) any misrepresentation or breach of warranty by any of the Sellers in this Agreement and/or in any Related Document;
(b) any breach by any of the Sellers of any covenant contained in this Agreement and/or in any Related Document; and/or (c) any Indemnifiable Liability.

     8.2 Indemnification by Purchasers. Subject to the provisions of this
Section 8, each Purchaser agrees to indemnify, defend and hold harmless Jeffrey Esposito from and against any and all Losses incurred, suffered or threatened arising out of (a) any misrepresentation or breach of warranty by it in this Agreement and/or in any Related Document; and (b) any breach by it of any covenant contained in this Agreement and/or in any Related Document.

     8.3 Other Indemnification Arrangements.

          (a) Indemnitee shall give notice of Indemnifiable Claims made under Subsection 8.1 or Subsection 8.2, respectively, to Indemnitor within eighteen
(18) months of the Closing Date.

          (b) Indemnitee agrees to give to the Indemnitor prompt notice of any claim with respect to which it may be entitled to indemnity hereunder (but the obligations of Indemnitor under this Section 8 shall not be impaired by failure to give such notice except to the extent said failure actually prejudices the rights of Indemnitor). Indemnitor shall have the right to (and shall upon the request of Indemnitee) assume, with counsel reasonably satisfactory to Indemnitee, the defense of any such claim brought by a third party. After Indemnitor's written confirmation of the assumption of the defense of any such claim and its obligation to indemnify and hold harmless Indemnitee in respect thereof Indemnitor shall not be responsible for the legal fees and expenses of counsel independently retained by Indemnitee during the continuance of such assumption (but shall be liable for any such fees and expenses other than during the continuance of such assumption) except to the extent costs of investigation and legal fees and expenses are necessarily incurred notwithstanding such assumption; and Indemnitor may effect any settlement, adjustment or other compromise (collectively "Settlement") of any such claim without the consent of Indemnitee if Indemnitor has paid, or made adequate provision for the payment of, the amount of such Settlement at the time thereof and obtained a complete release respecting any such claims against Purchaser Indemnified Parties or Jeffrey Esposito, as applicable, provided that Indemnitor shall obtain the prior written consent of Indemnitee, which shall not be unreasonably withheld or denied so long as the Indemnitee is held harmless therefor, before entering into any Settlement that involves any remedy other than payment of money by Indemnitor. Indemnitee may, at its election, employ counsel at its own expense in connection with the handling of any such claim. Indemnitee shall have the right to enter into any Settlement of any such claim provided Indemnitee shall not be entitled to any indemnification hereunder in connection with the payment of any amounts pursuant to any Settlement agreed to by it unless such Settlement is consented to in writing by Indemnitor, which consent shall not be unreasonably withheld or denied. The Parties agree to cooperate with each other in connection with the defense, negotiation or settlement of any claim of a third party.

          (c) No disclosure by the Sellers shall have any effect on the Sellers' obligation to indemnify, defend and hold harmless each Purchaser Indemnified Party respecting Indemnifiable Liabilities pursuant to Section 8.1. Notwithstanding any investigation or other review conducted prior to or after the Closing Date by or on behalf of any Party, each Party shall be entitled to rely upon the representations and warranties, covenants and other provisions set forth herein and therein. Each Purchaser Indemnified Party and Jeffrey Esposito shall be indemnified, defended and held harmless as fully as, and have the same related rights hereunder as, Purchaser and Jeffrey Esposito, respectively.

9.   Termination.

     9.1 Means of Termination. This Agreement may be terminated anytime prior to Closing as follows: (a) by Purchaser Group and Jeffrey Esposito by express mutual written consent; or (b) by either Purchaser Group or Jeffrey Esposito if any permanent injunction or other order of a governmental authority preventing the consummation of the transactions contemplated hereby shall have become final and non-appealable; provided, that no party shall be entitled to terminate this Agreement pursuant to this Section if the reason for such impossibility is due to a breach by the party proposing to terminate this Agreement.

     9.2 Effect of Termination. Termination of this Agreement pursuant to
Section 9.1 shall terminate all obligations of the Parties hereunder.

     9.3 Cooperation - Tax Matters. The Purchasers, the Company and Sellers shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax returns pursuant to this Section and any audit, litigation or other proceeding with respect to Taxes. The Purchasers and Sellers agree, upon request, to use reasonable commercial efforts to obtain any certificate or other document from any governmental authority or any other Person as may be necessary to mitigate reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

10.  Miscellaneous.

     10.1 Entire Agreement, Survival. This Agreement (together with its Schedules and Exhibits) among the Parties contains, and is intended as, a complete statement of all of the terms and agreements among the Parties with respect to the matters provided for herein and supersedes any previous agreements and understandings among the Parties with respect to those matters. All of the representations, warranties, covenants and agreements of each of the Parties contained in this Agreement (including in the Disclosure Schedule or any Exhibit) and/or in any Related Document shall survive the execution, delivery and performance of this Agreement and each Related Document, for the period specified in Section 9.3, it being acknowledged and agreed that there is no time limit applicable to the obligations of any Indemnitor to indemnify, defend and hold harmless an Indemnitee in respect of any Excepted Indemnification Claims. This Agreement cannot be changed or terminated orally.

     10.2 Jurisdiction and Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED.

     10.3 Schedules; Tables of Contents and Headings, Notices. Any section of the Disclosure Schedule required to be attached and not attached to this Agreement on the Agreement Date shall be deemed to have been attached thereto with the following thereon: "None." The table of contents and section headings of this Agreement and titles given to Schedules to this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally (including by confirmed legible facsimile transmission) or delivered by a responsible overnight courier service, to the parties at the addresses set forth on Schedule 12.3 (or to such address as a Party may have specified by notice given to the other Parties pursuant to this provision).

     10.4 Separability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect (a) such provision shall be enforced to the maximum extent permissible under applicable law, and
(b) the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     10.5 Miscellaneous Provisions. All rights and remedies of any party under any provision of this Agreement shall be in addition to any other rights and remedies provided for by any law of any kind (including all forms of legal and equitable relief, including specific performance), all rights and remedies contemplated in the preceding part of this sentence shall be independent and cumulative, and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one right or remedy shall not be deemed to be an election of such right or remedy or to preclude or waive the exercise of any other right or remedy. Any party may waive compliance by another with any of the provisions of this Agreement provided that (a) no waiver of any provision shall be construed as a waiver of any other provision, and (b) any waiver must be in writing and shall be strictly construed. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. No assignment of this Agreement or of any rights or obligations hereunder may be made by any party (by operation of law or otherwise) without the prior written consent of the other parties and any attempted assignment without the required consent shall be void; provided, that
(i) no such consent shall be required for Purchasers to assign part or all of its rights under this Agreement to one or more of their respective Affiliates, but no such assignment shall relieve Purchasers of any of their respective obligations under this Agreement as a primary obligor and (ii) Purchasers shall have the right, without consent, to assign this Agreement and any agreements or other documents relating hereto, as collateral security for Purchasers' and/or any of its Affiliates obligations to any of their lenders, and such lenders shall have the right, without consent, to assign their rights in and to this Agreement and any such agreements, certificates or other documents, to any purchaser or assignee of such lenders' rights, whether by foreclosure or otherwise. This Agreement may be executed via counterparts, each of which shall be an original, but which together shall constitute one and the same Agreement. Except as contemplated by Section 7, the provisions of this Agreement (a) are for the sole benefit of the parties, and (b) shall not create or be deemed to create any third party beneficiary rights in any Person not a party to this Agreement. The Purchasers and the Sellers shall indemnify and hold harmless the other from and against any and all claims for investment bankers, brokers, finders or similar commissions ("Third Party Commission") made by any Person as a result of this Agreement and the transactions contemplated hereunder to the extent that any such Third Party Commission was incurred, or alleged to have been incurred, by or through them. Each of the Sellers hereby terminates any and all agreements by and among any of them in respect of the Shares, including any and all shareholder agreements or similar arrangements.


                            [signature page follows]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first set forth above.

                                           SURF GROUP INC.

                                           By: /s/ JEFFREY R. ESPOSITO
                                           --------------------------------
                                           Name:  JEFFREY R. ESPOSITO
                                           Title: PRESIDENT


                                           SELLERS

                                           /s/ JEFFREY R. ESPOSITO
                                           --------------------------------
                                           JEFFREY R. ESPOSITO

                                           /s/ KENNETH C. DOLMAN
                                           --------------------------------
                                           KENNETH C. DOLMAN

                                           /s/ JOEL ESPOSITO
                                           --------------------------------
                                           JOEL ESPOSITO


                                           PURCHASERS

                                           /s/ IAN COUPLAND
                                           --------------------------------
                                           IAN COUPLAND

                                           /s/ PHILIP DRAZEN
                                           --------------------------------
                                           PHILIP DRAZEN

                                           /s/ COLIN FRAZER
                                           --------------------------------
                                           COLIN FRAZER

                                           /s/ MARTIN MANN
                                           --------------------------------
                                           MARTIN MANN

                                           /s/ ROBERT MANNING
                                           --------------------------------
                                           ROBERT MANNING

                                    Exhibit A
                                    ---------

                                   DEFINITIONS

     The following terms shall have the following meanings when used in this
Agreement:

          "Affiliate" means, as to any Person, any other Person which, directly or indirectly, alone or together with other Persons, controls or is controlled by or is under common control with such Person. "Control" "controlled by" and "under common control with", as and with respect to any Person, means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person.

          "Agreement Date" means the date of this Agreement.

          "Benefit Arrangements" means life and health insurance, hospitalization, savings, bonus, deferred compensation, incentive compensation, holiday, vacation, severance pay, sick pay, sick leave, disability, educational assistance, tuition refund, service award, company car, scholarship, relocation, fringe benefit, contracts and policies or practices of the Company providing employee or executive compensation or benefits to Employees, whether written or unwritten, other than Employee Benefit Plans.

          "Consents" means consents, authorization, approvals, actions, waivers and similar writings.

          "Contract" means any contract, mortgage, indenture, lease, sublease, note, bond, contract, deed of trust, license, sublicense, purchase order, sales order, undertaking, understanding, plan, commitment, arrangement, instrument, commitment or other agreement, oral or written, formal or informal.

          "Distributor" means any distributor and/or independent salesperson.

          "Document" means any Contract, financial statement, registration, certificate (including officer's certificates), application, other writing or other document.

          "Employee Benefit Plans" means all employee benefit plans which is or was maintained or contributed to by the Company or in which the Company participates or participated and which provides or provided benefits to Employees, whether written or unwritten, including any employee pension or welfare benefit plans, including retiree medical and life insurance plans.

          "Employees" means all employees of the Company, including employees on approved leaves of absence (whether family leave, workers compensation, medical leave or otherwise).

          "Encumbrance" means any mortgage, pledge, lien, charge, debt, encumbrance, lease, security interest, license, easement, restriction, encroachment, condition, covenant, claim, exception, option, equity, right, other interest or other encumbrance of any kind or nature (whether absolute, accrued, disputed, contingent, known, unknown or otherwise).

                               Exhibit A - Page 1

          "Equipment" means all machinery and equipment, office equipment, accessories, tools, vehicles, spare parts, fixtures, furniture, supplies relating to the foregoing, other supplies (including packaging and office supplies) and other similar personal property.

          "Financial Statements" means the balance sheets and the annual and interim statements of income, changes in cash flow and changes in stockholders equity referred to in Section 5.3.

          "GAAP" means generally accepted accounting principles.

          "governmental authority" means any United States and/or foreign federal, state, local or other governmental authority of any kind or nature, including any department, subdivision, commission, board, bureau, agency or instrumentality thereof, any court and any administrative agency, and any comparable body performing any governmental functions.

          "Indemnifiable Liabilities" means all Liabilities other than Ordinary Course Liabilities.

          "Indemnitee" means the party or other Person seeking indemnification pursuant to this Agreement.

          "Indemnitor" means the party which is required or requested to provide indemnification pursuant to this Agreement.

          "Inventory" means all inventory, including all finished goods, supplies, raw materials (if any), and work in progress (if any).

          "Knowledge" of any Person means actual knowledge.

          "Law" means, as to any Person, the certificate of incorporation and by-laws, and any statute, rule, regulation, ordinance, code, guideline, law, judicial decision, determination, order (including any injunction, judgment, writ, award or decree) or Consent of a court, other governmental authority or arbitrator, in each case applicable to or binding upon such Person, including the conduct of its business, or any of its assets or revenues or to which such Person or any of its assets or revenues are subject.

          "Liabilities" means any liabilities, commitments or other obligations of any kind or nature whatsoever, known or unknown, accrued, fixed, contingent or otherwise, liquidated or unliquidated, direct or indirect, choate or inchoate, determined, determinable or non-determinable, due or to become due.

          "Losses" means any and all Liabilities, losses, claims (including allegations), demands, other Proceedings, damages, deficiencies, assessments, judgments, fines, penalties, costs (including remediation, renewal or response costs, and costs of investigation), expenses (including reasonable legal fees and expenses, including legal fees and expenses incurred in the enforcement of the obligations under Section 9.1 or Section 9.2) or Settlements.

                               Exhibit A - Page 2

          "Material Adverse Effect" means a material adverse effect on the Company or its business, properties, condition (financial or otherwise), operations or prospects.

          "Permits" means all authorizations, licenses, registrations, franchises, variances, consents, clearances, waivers, certificates, other approvals and similar writings granted or issued by any governmental authority.

          "Person" means any individual, corporation, partnership, limited liability company, trust, association, governmental authority or any other entity.

          "Proceedings" means any claims, controversies, demands, actions, lawsuits, investigations, proceedings or other disputes, formal or informal, including any by, involving or before any arbitrator or any governmental authority.

          "Purchaser Indemnified Party" means Purchaser and any officer, director, employee, agent, Affiliate and permitted assignee of Purchaser.

          "Real Property" means all of the real property owned and/or leased by the Company, including any portion thereof.

          "Related Document" means any Schedule, any Exhibit and any other Document (including all Documents delivered at the Closing) arising out of the execution, delivery or performance of this Agreement (whether executed prior to, at or subsequent to the Closing).

          "Sellers" means each of and all of the Sellers and the Company; it being understood that (i) with respect to a reference to the Sellers, the pronoun modifier "it" refers to any one or more of the Sellers and the Company, and (ii) with respect to post-closing obligations under this Agreement and the Related Documents of or to the Sellers, the Sellers means only the Sellers.

          "Tangible Personal Property" means all the Inventory, Equipment and other tangible personal property owned or leased by the Company.

          "Taxes" means any and all federal, state, local or foreign taxes or assessments of any kind or nature whatsoever, including any and all income, franchise, gross receipts, sales, alternative, add-on, minimum, employment, real property, personal property, business, capital stock, use and occupancy, ad valorem, transfer, license, excise, stamp, other transfer, estimated withholding, service, payroll and recording taxes and any related penalties, charges, interest and other additions thereto.

          "Transfer Taxes" means transfer, registration or similar Taxes.



                               Exhibit A - Page 3

                                    Exhibit C

                        Seller's Certificate and Release

TO:

Ian Coupland, Philip Drazen, Robert Manning,
Colin Frazer and Martin Mann
c/o Stanley North, Esq.
One Riverfront Plaza
Newark, New Jersey  07102

Gentlemen:

I hereby agree to sell that number of shares of Common Stock, par value $.001 of Surf Group, Inc., a New York corporation owned of record and beneficially by me set forth on the signature page hereof (the "Shares") for consideration of that sum set forth on the signature page hereof. Further, I hereby represent and warrant to you as follows:

     1.1 I am the record and beneficial owner of the Shares and when executed and delivered by the undersigned, this Certificate and Release shall constitute the valid and legally binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.. The representations made herein do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading in connection with the purchase and sale of the Shares.

     1.2 My execution of this Certificate and Release, and the consummation of the sale of the Shares, is based upon management's representations and upon corporate counsel's legal opinion as to the issuance of the Shares, and will not violate applicable federal or state securities laws and regulations any law, rule, regulation, judgment, injunction, award, decree, determination or other order of any court, government or governmental agency, domestic or foreign, binding upon me, or conflict with or result in any breach or termination of any of the terms of or the creation or imposition of any mortgage, pledge, lien, security interest or other charge or encumbrance of any nature pursuant to the terms of any contract or agreement to which I am a party or by which I or any of my properties or assets are bound.

     1.3 The Shares are free and clear of any mortgage, pledge, lien, security interest or other charge or encumbrance of any nature, and I have the right to sell and transfer the Shares to the Purchaser Group hereunder. The transfer of such Shares to the Purchaser Group hereunder will pass good and marketable title to the Shares to the Purchaser Group, free and clear of any mortgage, pledge, lien, security interest or other charge or encumbrance of any nature, including, but not limited to, any agreement concerning the Shares among the current or prior Shareholders of Surf Group, Inc.

2.   General Release - I hereby agree to the following;

     KNOW ALL MEN BY THESE PRESENTS that the undersigned (the "Releasor"), in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has forever remised, released, discharged, and by these presents does forever remise, release and discharge each of Surf Group, Inc., a New York corporation (the "Company") and members of the Purchaser Group (together with the Company, the "Releasees"), of and from all debts, obligations, liabilities, reckonings, bonds, specialties, controversies, suits, actions, causes of actions, claims or demands, in law or in equity, which against any one or more of the said Releasees, any one or more of the Releasors ever had, now has or hereafter can, shall, or may have, for, upon or by reason of any matter, cause or thing whatsoever, known or unknown, from the beginning of the world to the day of the date of these Presents (collectively "Claims and Demands"). Without limiting the generality of this Release, this Release is intended to and does remise, release and discharge every individual named herein as a Releasee from every Claim and Demand any Releasor could make against a Releasee individually and/or in the Releasee's other capacities (including without limitation, as a director, officer, employee, shareholder, beneficiary and/or trustee of any entity, including but not limited to any entity under which any benefit plan was or is established).

3. Transfer Taxes - Any Transfer Taxes payable as a result of the sale or purchase of the Shares shall be paid by me.

4. Counterparts - This Exhibit C may be executed via counterparts, each of which shall be an original, but together shall constitute one and the same.

     IN WITNESS WHEREOF, this Certificate has been duly executed by the undersigned as of the date first set forth above.

                                            SELLER

                                            --------------------------
                                            Name:

                                            Shares Owned:_____________

                                            Purchase Price:___________

     ACCEPTED AND ACKNOWLEDGED BY THE PURCHASER GROUP EXECUTING BELOW (THE "PURCHASER GROUP"):


--------------------------------    ----------------------------------
IAN COUPLAND                        ROBERT MANNING

--------------------------------    ----------------------------------
PHILIP DRAZEN                       MARTIN MANN

----------------------------------
COLIN FRAZER